EXHIBIT INDEX



                                      GPU, INC.


                            PENNSYLVANIA ELECTRIC COMPANY
                    EMPLOYEE SAVINGS PLAN FOR BARGAINING EMPLOYEES







          Consent of Independent Accountant                   Exhibit 24


          Report on Audits of Financial Statements            Exhibit 28
             for the Years Ended December 31, 1996
             and 1995